SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
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LIFECELL CORPORATION

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LifeCell Corporation

One Millennium Way
Branchburg, New Jersey 08876
(908) 947-1100

May 22, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of LifeCell Corporation to be held at 9:00 a.m., June 29, 2006, at the Marriott Bridgewater, 700 Commons Way, Bridgewater, New Jersey 08807.

This year you will be asked to consider three proposals. The proposals concern: (i) the election of directors; (ii) the approval of an amendment to LifeCell’s existing Equity Compensation Plan to permit discretionary grants of options and other awards to outside directors; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2006. The proposals are explained more fully in the attached proxy statement, which you are encouraged to read.

The Board of Directors recommends that you approve these proposals and urges you to return your signed proxy card, or cards, at your earliest convenience, whether or not you plan to attend the annual meeting.

Thank you for your cooperation.

Sincerely,

/s/Paul G. Thomas
Paul G. Thomas
Chairman of the Board, President and Chief Executive Officer

LifeCell Corporation
One Millennium Way
Branchburg, New Jersey 08876

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 29, 2006

Notice is hereby given that the Annual Meeting of the Stockholders of LifeCell Corporation, a Delaware corporation (“LifeCell”), will be held on June 29, 2006 at 9:00 a.m., and thereafter as it may be postponed or adjourned from time to time, at the Marriott Bridgewater, 700 Commons Way, Bridgewater, New Jersey, 08807 for the following purposes:

(1)	To elect seven directors of LifeCell to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)	To approve an amendment to LifeCell’s existing Equity Compensation Plan to permit discretionary grants of options and other awards to outside directors;

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2006; and

(4)	To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

These proposals are described in further detail in the attached Proxy Statement. The holders of record of shares of common stock of LifeCell at the close of business on May 12, 2006, will be entitled to vote at the meeting and any postponements or adjournments thereof.

By Order of the Board of Directors,

/s/ Steven T. Sobieski
Steven T. Sobieski
Secretary

May 22, 2006

LifeCell Corporation

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2006

This Proxy Statement is furnished to the stockholders of LifeCell Corporation (“LifeCell” or the “Company”), One Millennium Way, Branchburg, New Jersey 08876, telephone (908) 947-1100, in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used at the Annual Meeting of Stockholders to be held on June 29, 2006, at 9:00 a.m., and thereafter as it may be postponed or adjourned from time to time, at the Marriott Bridgewater, 700 Commons Way, Bridgewater, New Jersey, 08807, or any adjournment thereof.

Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted “FOR” Proposals 1, 2 and 3 ((1) to elect the nominees to the Board of Directors, (2) to approve an amendment to LifeCell’s existing Equity Compensation Plan and (3) to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2006). The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Secretary of the Company at or prior to the meeting. This Proxy Statement and accompanying form of proxy are to be mailed on or about May 22, 2006, to stockholders of record on May 12, 2006 (the “Record Date”).

At the close of business on the Record Date, there were outstanding and entitled to vote 33,505,532 shares of common stock, par value $.001 per share (the “Common Stock”). Only the holders of record on the Record Date are entitled to vote at the meeting.

The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to the holders of Common Stock at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. There is no right to cumulate votes in the election of directors. The ratification of all other proposals will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to beneficial owners of shares of Common Stock.

At least ten days before the Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices at One Millennium Way, Branchburg, New Jersey 08876, and will also be made available to stockholders present at the meeting.

MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1:    ELECTION OF DIRECTORS

At the meeting, seven directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The Company’s management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company’s by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the seven nominees named below.

Nominees for Election

The persons listed below have been nominated for election to fill the seven director positions to be elected by the holders of the Common Stock.

Nominee	Age	Position with the Company	Director Since
Paul G. Thomas	50	Chairman of the Board, President and Chief Executive Officer	1998
Michael E. Cahr(1)	65	Director	1991
David Fitzgerald(2)(3)(4)	72	Director	2001
James G. Foster(4)(5)	59	Director	1995
Michael R. Minogue(2)	38	Director	2005
Robert P. Roche, Jr.(3)	50	Director	2005
Martin P. Sutter(6)	50	Director	2003
____________________
(1)	Chairman of the Audit Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Audit Committee.
(5)	Chairman of the Compensation Committee.
(6)	Chairman of the Nominating and Corporate Governance Committee and Presiding Director.

Information Regarding Nominees and Directors

Background of Nominees for Director

Paul G. Thomas. Mr. Thomas has served as Director, President and Chief Executive Officer of LifeCell since October 1998. Mr. Thomas was elected Chairman of the Board in June 1999. Prior to joining LifeCell, Mr. Thomas was President of the Pharmaceutical Products Division of Ohmeda Inc., a world leader in inhalation anesthetics and acute care pharmaceuticals. Mr. Thomas was responsible for the overall operations of Ohmeda’s Pharmaceutical Division, which had worldwide sales of approximately $200 million in 1997. Mr. Thomas received his M.B.A. degree with an emphasis in Marketing and Finance from Columbia University Graduate School of Business and completed his postgraduate studies in Chemistry at the University of Georgia Graduate School of Arts and Science. He received his B.S. degree in Chemistry from St. Michael’s College in Vermont, where he graduated Cum Laude. Mr. Thomas serves as a director of Avanir Pharmaceuticals, a publicly traded AMEX company focused on biopharmaceutical drug discovery and development, and Innovative Spinal Technologies, Inc., a privately held medical technology company focused on developing minimally invasive treatments for spinal disorders.

Michael E. Cahr. Mr. Cahr has been a director of LifeCell since July 1991. Mr. Cahr is currently President of Saxony Consultants, an Illinois-based company that provides financial and marketing expertise to organizations in the United States and abroad. From February 2000 through March 2002, Mr. Cahr was President and Chief Executive Officer of IKADEGA, Inc., a Northbrook, Illinois server technology company developing products and services for the health care, data storage and hospitality fields. He also served as Chairman of Allscripts, Inc., a leading developer of hand-held device technology that provides physicians with real-time access to health, drug and other critical information, from September 1997 through March 1999, and as President, Chief Executive Officer and Chairman from June 1994 to September 1997. Prior to Allscripts, Mr. Cahr was Venture Group Manager for Allstate Venture Capital where he oversaw investments in technology and biotech from 1987 to June 1994. Mr. Cahr serves as a director of Pacific Health Laboratories, a publicly traded nutritional products firm that develops and commercializes functionally unique nutritional products and a director of Mpower Communications Corporation, a publicly traded AMEX company specializing in providing data and voice services to businesses. Mr. Cahr received his undergraduate degree in Economics from Colgate University and his M.B.A. degree from Fairleigh Dickinson University.

David Fitzgerald. Mr. Fitzgerald has been a director of LifeCell since December 2001. He served as President and Chief Executive Officer of Howmedica, Inc. from 1980 until his retirement in 1996. In 1988, he was named Executive Vice President of Pfizer Hospital Products Group, a $1.3 billion group of medical device companies including Howmedica. In 1992, he was also named Vice President of Pfizer Inc. Mr. Fitzgerald serves as a director of Arthrocare Corp., a publicly traded Nasdaq company specializing in soft tissue surgical technology and Orthovita, Inc., a publicly traded Nasdaq company specializing in biomaterial products for the restoration of the human skeleton.

James G. Foster. Mr. Foster has been a director of LifeCell since March 1995. Mr. Foster was employed by Medtronic, Inc., a medical technology company, from 1971 to 2001. From December 1994 through his retirement in June 2001 he was Vice President and General Manager of Medtronic Heart Valves. From February 1984 to December 1994, Mr. Foster held various officer positions with Medtronic, including Vice President of Cardiac Surgery Sales & Strategic Planning in 1994, Vice President and General Manager of Medtronic Neurological Implantables from 1992 through 1994, Vice President and General Manager of Medtronic Interventional Vascular from 1990 through 1992, and Vice President and General Manager of Medtronic Blood Systems from 1983 through 1989. Mr. Foster received his undergraduate degree in English from St. Joseph’s University in Philadelphia and a master’s degree in Management from the Sloan School at M.I.T. Currently, Mr. Foster serves as a director of Arthrocare Corp., a publicly traded Nasdaq company specializing in soft tissue surgical technology and as the lead director of Intact Medical, a privately held company specializing in breast and other biopsy technology.

Michael R. Minogue. Mr. Minogue has been a director of LifeCell since October 2005. Mr. Minogue currently serves as Chairman of the Board, Chief Executive Officer and President of ABIOMED, Inc. (NASDAQ: ABMD), a leading developer, manufacturer and marketer of medical device products designed to assist or replace the pumping action of failing hearts. Prior to joining ABIOMED in April 2004, he held various senior management positions during a twelve year career at GE Medical Systems. Prior to joining GE, Mr. Minogue served four years on active duty in the U.S. Army, including completion of Army Ranger training. Mr. Minogue received his Bachelor’s degree in Engineering from the United States Military Academy at West Point and his M.B.A. from the University of Chicago.

Robert P. Roche, Jr. Mr. Roche has been a director of LifeCell since October 2005. Mr. Roche currently serves as Executive Vice President, Worldwide Pharmaceutical Operations of Cephalon, Inc. (NASDAQ: CEPH), a biopharmaceutical company specializing in drugs to treat and manage neurological diseases, sleep disorders, cancer and pain. Prior to joining Cephalon in 1995, he served as Director and Vice President, Worldwide Strategic Product Development, for SmithKline Beecham's central nervous system and gastrointestinal products business. Mr. Roche joined SmithKline in 1982 and during his career there held various senior marketing and management positions, including several international assignments. Mr. Roche graduated from Colgate University and received his M.B.A. from The Wharton School, University of Pennsylvania.

Martin P. Sutter. Mr. Sutter has been a director of LifeCell since December 2003. Mr. Sutter has been a managing director at Essex Woodlands Health Ventures, one of the oldest and largest venture capital organizations focused exclusively on health care, since 1994. Essex Woodlands Health Ventures currently holds approximately four percent of the Company’s outstanding Common Stock. Mr. Sutter began his career in management consulting with Peat Marwick, Mitchell & Co. in 1977 and shortly thereafter moved to Mitchell Energy & Development Corporation where he held various positions in operations, engineering and marketing. He founded the Woodlands Venture Capital Company in 1984 and Woodlands Venture Partners, an independent venture capital partnership, in 1988. Mr. Sutter merged his venture practice with Essex Venture Partners to form Essex Woodlands Health Ventures in 1994. He currently serves on the Board of Directors of Confluent Surgical, Inc., a privately held company specializing in surgical sealants and adhesion barriers; EluSys Therapeutics, Inc., a privately held company specializing in developing products for patients with end-stage congestive heart failure; Rinat Neuroscience Corporation, a privately-held company specializing in developing therapeutic antibodies; and BioForm Medical, Inc., a privately held company specializing in developing soft tissue augmentation products.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors held five meetings during 2005. No director attended fewer than 75% of the Board meetings held during such director’s term as a director, except with respect to Mr. Roche, who attended one of the two meetings held following his appointment to the Board of Directors. The Board of Directors has determined that Messrs. Cahr, Fitzgerald, Foster, Minogue, Roche and Sutter are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3. The Company has a policy of encouraging, but not requiring, its Board members to attend annual meetings of stockholders. Last year Messrs. Thomas, Cahr, Fitzgerald, Foster and Sutter attended the annual meeting of stockholders.

The Board of Directors has a standing Audit Committee, a standing Nominating and Corporate Governance Committee, and a standing Compensation Committee. During the fiscal year ended December 31, 2005, the Audit Committee met four times, the Nominating and Corporate Governance Committee met one time and the Compensation Committee met two times. No director attended less than 75% of the number of meetings of committees of which he is a member. No member of any of the committees is an employee of the Company.

Audit Committee. During 2005, the Audit Committee was comprised of Messrs. Cahr, Fitzgerald and Foster. Mr. Cahr serves as the Chairman of the Audit Committee. The Audit Committee is empowered by the Board of Directors to, among other functions: serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company’s independent registered public accounting firm; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm and for the resolution of disputes, if any, between the independent registered public accounting firm and the Company’s management regarding financial reporting issues; and provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, and the Board of Directors. For more information on the Audit Committee, see “Audit Committee Matters.”

Nominating and Corporate Governance Committee. From January 2005 until July 2005, the Nominating Committee was comprised of Messrs. Cahr, Fitzgerald and Foster. In July 2005, the Board of Directors renamed this committee the Nominating and Corporate Governance Committee and replaced Mr. Cahr with Mr. Sutter. In October 2005, Mr. Minogue replaced Mr. Foster on this committee. Mr. Sutter serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is empowered by the Board of Directors to, among other functions: identify qualified individuals for membership on the Board of Directors; recommend to the Board the Director nominees for election at the next annual meeting of stockholders; make recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees; monitor the effectiveness of the Board of Directors; and develop and implement corporate governance principles and policies. For more information on the Nominating and Corporate Governance Committee, see “Nominating Committee Matters.”

Compensation Committee. From January 2005 until October 2005, the Compensation Committee was comprised of Messrs. Cahr, Fitzgerald and Foster. In October 2005, Mr. Roche replaced Mr. Cahr on this committee. Mr. Foster serves as the Chairman of the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations to the Board of Directors on matters regarding the compensation of the Company’s senior executive officers. It sets policies that govern executives’ annual compensation and long-term incentives and reviews management performance, development and compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 12, 2006, with respect to (i) persons known to the Company to be beneficial holders of five percent or more of the Company’s Common Stock, (ii) the Company’s executive officers listed under the Company’s summary compensation table and directors and (iii) all of the Company’s executive officers and directors as a group. Unless otherwise indicated, the address of each such person is c/o LifeCell Corporation, One Millennium Way, Branchburg, New Jersey 08876.

	Amount and Nature of Beneficial Ownership(1)
	Common Stock
Beneficial Owner	Shares	%
Barclays Global Investors, NA (2) Barclays Global Fund Advisors Barclays Global Investors, Ltd. Barclays Global Investors Japan Trust and Banking Company, Ltd. 45 Freemont Street San Francisco, CA 94105	2,132,814	6.4%
Arbor Capital Management, LLC (3) Rick D. Leggott One Financial Plaza 120 S. 6th Street, Suite 1000 Minneapolis, Minnesota 55402	2,036,539	6.1%
Paul G. Thomas (4) Chairman of the Board, President & Chief Executive Officer	405,844	1.2%
Michael E. Cahr Director	114,856	*
David Fitzgerald (5) Director	55,000	*
James G. Foster (6) Director	75,000	*
Michael R. Minogue Director	__	*
Robert P. Roche, Jr. Director	__	*
Martin P. Sutter (7) Director	84,630	*
Lisa N. Colleran (8) Senior Vice President Commercial Operations	202,751	*
Bruce Lamb, Ph.D. (9) Senior Vice President Development, Regulatory Affairs and Quality	31,080	*
Young C. McGuinn (10) Vice President Manufacturing Operations	26,819	*
Steven T. Sobieski (11) Vice President Finance & Chief Financial Officer	84,042	*

All executive officers and directors as a group (12)	1,080,022	3.2%

____________________
*Less than 1%.

(1)
Each beneficial owner’s percentage ownership of Common Stock is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days of May 12, 2006 have been exercised. Options that are not exercisable within 60 days of May 12, 2006 have been excluded. Unless otherwise noted, we believe that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	Information with respect to the ownership of such stockholders was obtained from a Schedule 13G filed on January 31, 2006.
(3)
Information with respect to the ownership of such stockholders was obtained from an amendment to a Schedule 13G filed jointly by Arbor Capital Management, LLC and Mr. Leggott on January 31, 2006. Arbor Capital Management, LLC, a Minnesota limited liability company, is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.  Mr. Leggott is CEO of Arbor Capital Management, LLC and beneficially owns a controlling percentage of its outstanding voting securities. As a result of his position with and ownership of securities of Arbor Capital Management, LLC, Mr. Leggott could be deemed to have voting and/or investment power with respect to the shares beneficially owned by Arbor Capital Management, LLC.  Neither the filing of the joint Schedule 13G nor any information contained therein shall be construed as an admission by Mr. Leggott of his control or power to influence the control of Arbor Capital Management, LLC.

(4)	Includes 277,568 shares of restricted stock.
(5)	Represents 55,000 shares underlying stock options.
(6)	Represents 75,000 shares underlying stock options.
(7)
Includes 49,630 shares of Common Stock and 35,000 shares underlying stock options, but excludes 1,300,000 shares of Common Stock owned by Essex Woodlands Health Ventures V LP. Mr. Sutter is a managing director of the general partner of the Essex Woodlands Health Ventures Fund V LP; however, he disclaims beneficial ownership of the shares owned by the partnership. Ownership information was obtained from our stock records and a Form 4 filed on May 28, 2004.

(8)	Includes 100,000 shares underlying stock options and 102,090 shares of restricted stock.
(9)	Includes 25,000 shares underlying stock options and 5,256 shares of restricted stock.
(10)	Includes 26,629 shares of restricted stock.
(11)	Includes 3,550 shares underlying stock options and 61,612 shares of restricted stock.
(12)	See notes (4) through (11).

EXECUTIVE OFFICERS AND COMPENSATION

The following section sets forth certain information regarding the Company’s current executive officers.

Background of Executive Officers

Name	Offices Held	Date of First Election	Age
Paul G. Thomas	Chairman of the Board, President and Chief Executive Officer	October 1998	50
Lisa N. Colleran	Senior Vice President, Commercial Operations	December 2002	48
Bruce S. Lamb, Ph.D.	Senior Vice President, Development, Regulatory Affairs & Quality	April 2005	50
Young C. McGuinn	Vice President, Manufacturing Operations	July 2004	46
Steven T. Sobieski	Vice President, Finance and Administration Chief Financial Officer	June 2000	49

___________________
All executive officers serve at the discretion of the Board of Directors.

Paul G. Thomas. For background information regarding Mr. Thomas, see “Background of Directors.”

Lisa N. Colleran joined LifeCell in December 2002 as Vice President, Marketing and Business Development and was named Senior Vice President, Commercial Operations in July 2004. She has over 20 years of marketing experience. Prior to joining LifeCell, Ms. Colleran served as Vice President/General Manager - Renal Pharmaceuticals for Baxter Healthcare Corporation, a worldwide manufacturer and distributor of diversified products, systems and services used primarily in the health care field, from 1997 until December 2002, and served in various other sales and marketing positions at Baxter from 1983 through 1997. Ms. Colleran received her B.S. degree from Molloy College and her M.B.A. degree from Loyola University of Chicago.

Bruce S. Lamb, Ph.D., joined LifeCell in April 2005 as Senior Vice President, Development, Regulatory Affairs & Quality. He has 20 years of health-care related experience. Prior to joining LifeCell, Dr. Lamb was Vice President, Biosurgical Research and Development at Ethicon, Inc., a division of Johnson & Johnson, where he served in positions of increasing responsibility from 1999 through 2005. From 1991 through 1999, Dr. Lamb held multiple positions including Director, Chronic Care Research and Innovation at ConvaTec, a subsidiary of Bristol-Myers Squibb. From 1985 through 1991, Dr. Lamb was a research scientist at Pfizer Hospital Products group and advanced to Manager, Polymer Technology at Valleylab Inc. Dr. Lamb received his B.S. degree in Chemistry from Bradley University, his M.S. degree in Chemistry from the University of Wisconsin and his Ph.D. in Polymer Chemistry from the State University of New York, College of Environmental Science and Forestry, in Syracuse.

Young C. McGuinn joined LifeCell in July 2004 as Vice President, Manufacturing Operations. She has over 15 years of healthcare-related experience. Prior to joining LifeCell, Ms. McGuinn served from 1998 to 2004 as Executive Director, Global Planning at Merck Manufacturing Division and served in various other supply-chain management and engineering roles at Merck and Company from 1989 through 1998. Ms. McGuinn received her B.S. degree from Manhattan College, and her M.S. degree from the University of Delaware.

Steven T. Sobieski joined LifeCell in June 2000 as Vice President, Finance and Administration and Chief Financial Officer. He has over 20 years of financial management experience in a variety of roles in public accounting and the medical technology field. Prior to joining LifeCell, Mr. Sobieski was Vice President, Finance at Osteotech, Inc., a publicly traded Nasdaq company focused on developing and marketing human tissue-based products for orthopedic applications, where he served in various positions from 1991 to 2000. From 1981 through 1991, he served in various positions of increasing responsibility with Coopers & Lybrand. Mr. Sobieski received his B.S. degree in Business Administration from Monmouth University and his M.B.A. degree with a concentration in accounting from Rutgers University. He is a Certified Public Accountant.

Summary of Compensation

Set forth in the following table is certain compensation information concerning the Company’s chief executive officer and its four most highly compensated executive officers, other than the chief executive officer, for the fiscal year ended December 31, 2005.

Summary Compensation Table

		Annual Compensation					Long-Term Compensation		All Other Compensation
							(1)		(2)
Name and Principal Position at December 31, 2005	Year	Salary			Bonus		Restricted Stock Awards(3)	Securities Underlying Options
Paul G. Thomas	2005		$416,042			$368,550	$4,373,505	__		$10,000	(4)
Chairman, President & Chief	2004		$370,000			$250,000	__	__		$900
Executive Officer	2003		$330,000			$179,520	__	100,000		$900

Lisa N. Colleran Senior Vice President, Commercial Operations	2005 2004 2003	$ $ $	260,750 232,400 215,000		$ $ $	117,729 89,318 81,724	$1,634,937 __ __	__ __ 50,000	$ $ $	1,550 1,200 42,765	(5)

Bruce Lamb, Ph.D. Senior Vice President, Development, Regulatory Affairs and Quality	2005 2004 2003	$ $ $	176,250 __ __	(6)	$ $ $	92,637 __ __	__ __ __	100,000 __ __	$ $ $	1,475 __ __

Young C. McGuinn Vice President, Manufacturing Operations	2005 2004 2003	$ $ $	213,825 95,577 __	(7)	$ $ $	84,804 34,526 __	$362,371 __ __	__ 100,000 __	$ $ $	1,550 1,025 __

Steven T. Sobieski Vice President, Finance and Administration, Chief Financial Officer	2005 2004 2003	$ $ $	232,000 222,000 202,000		$ $ $	104,748 86,014 70,902	$849,000 __ __	__ __ 35,100	$ $ $	1,550 1,200 1,200

____________________
(1)	Represents restricted stock and shares issuable pursuant to stock options granted under our stock option plan.
(2)	Represents contributions made by us pursuant to our 401(k) Plan and/or stock purchase plan unless otherwise noted.
(3)
The amounts shown for 2005 represent the fair market value (based on the closing sale price on Nasdaq on the initial grant date of July 20, 2005 of $16.98) of restricted stock awards granted as long-term incentives pursuant to the Company’s Equity Compensation Plan. The restricted stock awards vest as follows: for Mr. Thomas - 67,913 shares vest in three equal annual installments beginning one year after the date of grant, 75,862 shares vest in full on December 31, 2007 and 113,793 shares vest on December 31, 2007 if certain performance targets are achieved by the Company; for Ms. Colleran - 21,341 shares vest in three equal annual installments beginning one year after the date of grant, 29,977 shares vest in full on December 31, 2007 and 44,966 shares vest on December 31, 2007 if certain performance targets are achieved by the Company and for Ms. McGuinn and Mr. Sobieski, all of the restricted stock awards vest in three equal annual installments beginning one year after the date of grant. At December 31, 2005, the value of the restricted stock granted to the Named Executives (based on the closing sale price of the Common Stock on December 30, 2005, the last trading day of 2005, of $19.04) was $4,904,095 for Mr. Thomas, $1,833,286 for Ms. Colleran, $406,333 for Ms. McGuinn and $952,000 for Mr. Sobieski.

(4)	Includes $8,750 of car allowance paid by the Company.
(5)	Includes $41,565 of relocation related costs paid by the Company.
(6)	Employment commenced April 2005. Annual salary was $235,000.
(7)	Employment commenced July 2004. Annual salary was $210,000.

Option Grants in 2005

The following table provides certain information with respect to options granted to the Company’s chief executive officer and to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005:

Option Grants in Last Fiscal Year

								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	(2)	(2)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Market Price on Date of Grant ($)	Expiration Date	5%	10%
Bruce S. Lamb, Ph.D.	100,000			35.6%	$8.84	$8.84	3/31/2015	$555,943	$1,408,868

____________________
(1)
The Securities and Exchange Commission (the “SEC”) requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company’s estimate or projection of its future Common Stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

(2)
These options were granted with an exercise price equal to the fair market value of the Company’s stock on the date of grant and vest 25% per year commencing on the first anniversary of the date of grant.

Option Exercises and Holdings

The following table sets forth information concerning options exercised during 2005 and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2005.

Option Values at December 31, 2005

	Shares Acquired		Number of Securities Underlying Unexercised Options at December 31, 2005 (# of shares)		Value of In-the-Money Options at December 31, 2005 ($)(1)
Name	on Exercise (# shares)	Value Realized	Exercisable	Unexercisable	Exercisable		Unexercisable
Paul G. Thomas	698,784	$8,165,626	201,216	100,000		$3,220,762	$1,503,500
Lisa N. Colleran	__	__	100,000	50,000		$1,566,750	$751,750
Bruce Lamb, Ph.D.	__	__	__	100,000	$	__	$1,020,000
Young C. McGuinn	25,000	$233,518	__	75,000	$	__	$750,750
Steven T. Sobieski	114,000	$1,536,939	149,800	36,300		$2,126,459	$547,289

____________________
(1)	Based on $19.04 per share, the closing price of the Common Stock, as reported by the Nasdaq National Market, on December 30, 2005.

Compensation of Directors

From January 1, 2005 to September 30, 2005, non-employee directors were paid $18,000 per year, payable monthly, regardless of the number of Board meetings attended, plus $1,000 per meeting attended. Non-employee directors who serve on the Compensation Committee were also paid $2,000. Non-employee directors who serve on the Audit Committee were paid $4,000. The chairman of each of the Compensation Committee and the Audit Committee were paid $4,000 per year.

Effective October 1, 2005, non-employee directors were paid $20,000 per year, payable monthly, regardless of the number of Board meetings attended, plus $1,500 per meeting attended. Non-employee directors who serve on the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee were also paid $2,000, $2,000 and $4,000 per year, respectively. The chairman of each of the committees was paid $4,000 per year. Effective June 1, 2006, non-employee directors will be paid $25,000 per year, payable monthly, regardless of the number of Board meetings attended, as well as $1,500 per meeting attended. Non-employee directors who serve on the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee will also be paid $3,000, $3,000 and $5,000 per year, respectively, regardless of the number of committee meetings attended. The chairman of the Audit Committee will receive an annual retainer of $10,000 and the chairman of the each of the Compensation Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $6,000 per year. Directors are reimbursed for their expenses for attendance at such meetings. Mr. Sutter has declined to accept any cash compensation for his service on the Board of Directors, but does receive the equity compensation described below. Our directors who are employees of LifeCell receive no director fees.

Currently, newly elected non-employee directors automatically receive an option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on such election date and each non-employee director automatically receives an annual option grant to purchase 10,000 shares of Common Stock on the date of each of our Annual Meetings of Stockholders at an exercise price equal to the fair market value of a share of Common Stock on such date. Options granted to our non-employee directors generally vest one year after the date of grant and expire ten years after the date of grant.

If our stockholders approve the proposal to amend our Equity Compensation Plan to provide for discretionary (rather than automatic) grants of options, as well as restricted stock and other equity based awards to non-employee directors (see “Proposal 2 - Approval of Amendment to the Equity Compensation Plan.”), newly elected directors will receive options to purchase a number of shares of Common Stock to be determined by the Nominating and Corporate Governance Committee at an exercise price equal to the fair market value of a share of Common Stock on such election date and each non-employee director will receive an annual grant of restricted stock awards on the date of the Annual Meeting of Stockholders in an amount to be determined by the Nominating and Corporate Governance Committee. The number of options and restricted stock awards to be granted by the Nominating and Corporate Governance Committee will be determined annually based upon competitive data and analysis provided to the Committee by an independent compensation consultant and guidelines established by the Committee. Based on an analysis provided to the Nominating and Corporate Governance Committee, the Committee has determined to provide for an initial grant of options to purchase 15,000 shares of Common Stock to a newly elected director during 2006 and each non-employee director will receive a restricted stock award of 3,500 shares of Common Stock on the date of the Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee has determined that those options and restricted stock awards granted to non-employee directors will generally become exercisable or vest, as the case may be, in equal installments over a three-year period commencing on the first anniversary of the date of grant.

The following table provides certain information with respect to options granted to non-employee Directors during the fiscal year ended December 31, 2005:

Option Grants to Non-Employee Directors During Last Fiscal Year

Name	Number of Securities Underlying OptionsGranted	Exercise Price per Share	Market Price on Date of Grant ($)	Expiration Date
Michael E. Cahr	10,000	$16.90	$16.90	07/18/15
David Fitzgerald	10,000	$16.90	$16.90	07/18/15
James G. Foster	10,000	$16.90	$16.90	07/18/15
Michael R. Minogue	25,000	$21.63	$21.63	09/30/15
Robert P. Roche, Jr.	25,000	$21.63	$21.63	09/30/15
Martin P. Sutter	10,000	$16.90	$16.90	07/18/15

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is comprised currently of Messrs. Fitzgerald, Foster and Roche. From January 2005 until October 2005, Mr. Cahr served on the Compensation Committee. No member of the Compensation Committee has been an officer or employee of the Company. During 2005, no executive officer of the Company and no member of its Compensation Committee was a director or compensation committee member of any other business entity which has an executive officer that sits on the Company’s Board of Directors or Compensation Committee.

Report of Compensation Committee on Executive Compensation

The following report of the Compensation Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Overview

The function of the Compensation Committee is to advise the Board of Directors regarding overall compensation policies and recommend specific compensation for the Company’s senior executives. The Compensation Committee is responsible for providing guidance to the Board of Directors and the chief executive officer regarding broad compensation issues. To assist in these functions, the Compensation Committee has retained an independent compensation consultant to provide data, analysis, and market perspective to supplement and validate its decisions. From January 2005 until October 2005, the Compensation Committee was comprised of Messrs. Cahr, Fitzgerald and Foster. In October 2005, Mr. Roche replaced Mr. Cahr on the Compensation Committee.

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company’s culture. The Company believes in the importance of rewarding employees for its successes. Particular emphasis is placed on broad employee equity participation through the use of stock options, restricted stock awards and annual cash bonuses linked to achievement of the Company’s performance goals and the employees’ personal objectives.

During 2005, the Compensation Committee was concerned about retaining key management on a long-term basis. Accordingly, the Company entered into new agreements with certain executive officers during 2005, including Mr. Thomas, Chairman of the Board, President and Chief Executive Officer.

In approaching new employment agreements for Mr. Thomas and certain other executive officers, the Compensation Committee viewed compensation of executives as having three distinct parts: a current compensation program, a set of standard benefits and a long-term benefit program. The current compensation element focuses upon the executive officer's salary and is designed to provide competitive reimbursement for services rendered. The Company's standard benefit package consists primarily of health insurance benefits and eligibility for annual bonuses based upon performance. The long-term benefit element is reflected in the grants of stock options and restricted stock awards.

Executive Officer Compensation

The Company’s compensation package consists of three major components: base compensation, performance bonuses and stock options and restricted stock awards. Together these elements comprise total compensation value. The total compensation paid to the Company’s executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders. The Compensation Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors and other companies in similar stages of development. Cash bonuses are paid to executive officers based upon achievement of annually set Company goals and personal performance objectives.

The Company believes that stock options and restricted stock awards are an important long-term incentive for its executive officers and employees and that its stock option and restricted stock award program has been effective in aligning officer and employee interests with that of the Company and its stockholders. The Company uses stock options and restricted stock awards to attract key executive talent and stock option grants and restricted stock awards are generally part of employment packages for key management positions. The Company reviews its equity compensation plan annually and employees may also be eligible for annual stock option and restricted stock award grants. During 2005, the Company granted (i) stock options for 281,200 shares to officers and employees of the Company, of which 100,000 were granted to executive officers of the Company and (ii) restricted stock awards for 646,539 shares to officers and employees of the Company, of which 425,195 were granted to executive officers of the Company.

Chief Executive Officer Compensation

The Compensation Committee recommends base salary levels and annual cash bonuses for the Company’s senior management for approval by the Board of Directors. Mr. Thomas, the Company’s Chief Executive Officer, had a base salary of $400,000 from January 1, 2005 through May 31, 2005. Effective June 1, 2005, Mr. Thomas’ base salary was increased to $455,000, which was an increase of $85,000 from his base salary in 2004. Based upon the Compensation Committee’s assessment of Mr. Thomas’ performance against previously established Company goals and personal performance objectives, Mr. Thomas was awarded a performance bonus of $368,550 and his base salary was increased to $477,750 effective January 1, 2006. The Compensation Committee also granted 257,568 restricted stock awards to Mr. Thomas in 2005.

The Compensation Committee:

James G. Foster (Chairman)
David Fitzgerald
Robert P. Roche, Jr.

Change in Control and Severance Agreements

The Company has entered into severance and change in control agreements with certain of its executive officers to ensure that it will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a defined “change in control.” Following are details of the agreements.

In September 2005, the Company entered into employment agreements with each of Paul G. Thomas, LifeCell’s Chairman, President and Chief Executive Officer, Steven T. Sobieski, LifeCell’s Vice President Finance and Chief Financial Officer, and Lisa N. Colleran, LifeCell’s Senior Vice President, Commercial Operations.

Employment under the employment agreements continues until the agreement is terminated (a) as a result of the executive’s death or “disability,” (b) by LifeCell with or without “cause,” (c) by the executive with or without “good reason,” or (d) by mutual agreement. If the executive is terminated as a result of his or her death or disability, in addition to accrued compensation and vested benefits, he/she is entitled to a bonus (based upon the greater of the prior year’s bonus or the target bonus for the year of termination), pro-rated based on the number of days he/she was employed during the year of termination and payable as follows: Mr. Thomas - over eighteen months; Mr. Sobieski - over twelve months; and Ms. Colleran - over twelve months. If Mr. Thomas is terminated without cause or he resigns for good reason, in addition to accrued compensation and benefits and the pro-rata bonus described above, he is entitled to continuation of his salary and bonus (based on the greater of the prior year’s bonus or his target bonus for the year of termination) for eighteen months and eighteen months of subsidized COBRA coverage. If Mr. Sobieski or Ms. Colleran is terminated without cause, in addition to accrued compensation and benefits and the pro-rata bonus described above, he/she is entitled to continuation of his/her salary and bonus (based on the greater of the prior year’s bonus or the target bonus for the year of termination) for twelve months, twelve months of subsidized COBRA coverage, and an additional six months of COBRA coverage at LifeCell’s sole expense. In addition, if Mr. Sobieski is terminated without cause, (a) with respect to stock options granted prior to September 21, 2005, such options will continue to vest in accordance with the vesting schedule set forth in the applicable stock option agreement for a period of twelve months following the termination, and he will have until the earlier of (1) the ten-year anniversary of the date of the grant, or (2) the twelve-month anniversary of the termination of Employee’s employment, to exercise such options (to the extent vested), (b) with respect to stock options granted on or after September 21, 2005, he shall have until the earlier of (1) the ten-year anniversary of the date of the grant, or (2) one day less than the three-month anniversary of his termination, to exercise such number of options as would have become exercisable had he continued to be employed for a period of twelve months after termination, and (c) with respect to only the restricted stock award covering 50,000 shares of Common Stock granted to Mr. Sobieski on July 20, 2005, the restrictions that would have otherwise lapsed had he continued to be employed for a period of twelve months following the date of termination shall be deemed to have lapsed on the date of termination. Separation payments and benefits are conditioned upon the execution of a general release by the executive in favor of LifeCell and related parties.

Under Mr. Thomas’ employment agreement, if within the period beginning six months prior to a change in control and ending eighteen months after a change in control there occurs a “trigger event,” Mr. Thomas will be entitled to receive: (a) a lump sum payment equal to 2.9 times the sum of his base salary and bonus (based upon the greater of his bonus for the year prior to the trigger event or his target bonus for the year in which the trigger event occurred); and (b) subsidized COBRA coverage for 18 months. Under Mr. Sobieski’s employment agreement, if within the period beginning six months prior to a change in control and ending twelve months after a change in control there occurs a “trigger event,” Mr. Sobieski will be entitled to receive: (a) a lump sum payment equal to 2.0 times the sum of his base salary and bonus (based upon the greater of his bonus for the year prior to the trigger event or his target bonus for the year in which the trigger event occurred); and (b) subsidized COBRA coverage for twelve months and COBRA coverage at the sole cost of LifeCell for an additional six months. Under Ms. Colleran’s employment agreement, if within the period beginning six months prior to a change in control and ending twelve months after a change in control there occurs a “trigger event,” Ms. Colleran will be entitled to receive: (a) payments in an aggregate amount equal to the product of: (i) either (y) if the trigger event occurs prior to September 21, 2006, 1.5, or (z) if the trigger event occurs on or after September 21, 2006, 2.0; and (ii) the sum of her base salary and bonus (based upon the greater of her bonus for the year prior to the trigger event or her target bonus for the year in which the trigger event occurred), payable over eighteen months or twenty four months, as applicable; and (b) subsidized COBRA coverage for twelve months and COBRA coverage at the sole cost of LifeCell for an additional six months. For each of the executives, if the trigger event occurs on or after July 1 of any calendar year, he/she also will be entitled to receive 50% of his/her target bonus for the year in which the trigger event occurred. Payments and benefits upon a trigger event are in lieu of the severance payments described in the paragraph above captioned “Term; Severance” and are conditioned upon the execution of a general release in favor of LifeCell and related parties. A “trigger event” is defined to include, without limitation, termination by LifeCell without cause or resignation by the executive for good reason.

Additionally, unless otherwise provided in a separate stock option agreement, restricted stock purchase agreement or stock award agreement entered into after September 21, 2005, upon a change in control all stock options and any other equity based compensation shall become immediately vested and exercisable for the longer of the exercise period in effect immediately prior to the change in control or the period ending 90 days after the change in control. However, with respect to the restricted stock awards consisting of a retention stock award and a performance stock award granted to Mr. Thomas and Ms. Colleran on July 20, 2005, upon a change in control prior to the “vesting date” the restrictions applicable to all of the retention shares and only a portion of the performance shares granted to Mr. Thomas and Ms. Colleran, respectively, shall lapse.

In the event that any payment or benefit that Mr. Thomas, Mr. Sobieski or Ms. Colleran would receive would otherwise constitute a “parachute payment” under Section 280G of the Internal Revenue Code and be subject to the excise tax imposed by Section 4999 of the Code, such payment and benefits will be reduced to an amount equal to either (a) the largest portion of the payment and benefits that would result in no portion of the payment and benefits being subject to the excise tax or (b) the largest portion of the payment, up to and including the total, of the payment, whichever amount, after taking into account all taxes and the excise tax, results in the executive’s receipt, on an after tax basis, of the greater amount of the payment and benefits.

In April 2005, the Company entered into a change in control agreement with Bruce Lamb, Ph.D. Under the agreement, if within twelve months of a change in control there occurs a “trigger event,” Dr. Lamb will be entitled to receive all then accrued compensation and fringe benefits, continuation of health benefits for a period of eighteen months and cash payments in the aggregate amount equal to one and one half times his annualized base salary immediately prior to the change in control, payable over an eighteen month period. Additionally, all stock options shall immediately become vested and exercisable. Additionally, the Company entered into a severance arrangement with Dr. Lamb. Pursuant to such arrangement, Dr. Lamb is entitled to receive twelve months continuance of his base salary and health care benefits coverage if he is terminated by the Company without cause.

Stockholder Return Performance Graph

The graph below summarizes the total cumulative return experienced by LifeCell’s stockholders during the five-year period ended December 31, 2005, compared to the Nasdaq Pharmaceuticals Index and the Nasdaq Market Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 had been invested in LifeCell Common Stock and in each index below on January 1, 2000, and that all cash dividends were reinvested.

The following graph is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Appointment of Independent Registered Public Accountants

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PWC”), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed to the Company by PWC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in its Quarterly Reports on Form 10-Q, for the years ended December 31, 2005 and 2004 totaled approximately $359,000 and $310,000, respectively.

Audit-Related Fees. The Company was billed $19,000 by PWC for the fiscal year ended December 31, 2004 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above.

Tax Fees. The Company was billed an aggregate of $50,000 by PWC for the fiscal year ended December 31, 2004 for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. The Company did not incur any fees for the fiscal years ended December 31, 2005 and 2004 for permitted non-audit services.

Other Matters. The Audit Committee has considered whether the provision of the Audit-Related Fees and Tax Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s independent registered public accounting firm even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Audit Committee Matters

Audit Committee Charter. The Audit Committee performed its duties during fiscal 2005 under a Board-approved, written charter. The Audit Committee Charter is filed hereto as Annex A, and it is publicly available on the Company’s website at www.lifecell.com.

Audit Committee Financial Expert. The Board of Directors has determined that Michael E. Cahr is an “audit committee financial expert,” as such term is defined by the SEC.

Independence of Audit Committee Members. The Company’s Common Stock is listed on the Nasdaq National Market, and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3.

Report of the Audit Committee

The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Through December 31, 2005, the Audit Committee was composed of Messrs. Cahr, Foster and Fitzgerald. All members of the Audit Committee have been determined to be independent as defined by the listing standards of the National Association of Securities Dealers.

During 2005, the Audit Committee met and held discussions with management and the Company’s independent auditors, PWC. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting standards. The discussions with the independent auditors included matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. Additionally, the Audit Committee reviewed the letter from PWC which contained representations that their audit was subject to their quality control system for the U.S. Accounting and Auditing Practice, that the engagement was conducted in compliance with professional standards and that there was appropriate continuity of PWC personnel working on the audit and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2005 Annual Report on Form 10-K.

The Audit Committee:

Michael E. Cahr
David Fitzgerald
James G. Foster

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee performed its duties during fiscal 2005 under a Board-approved, written charter. The Nominating and Corporate Governance Committee Charter is filed hereto as Annex B, and it is publicly available on its website at www.lifecell.com.

Independence of Nominating and Corporate Governance Committee Members. All members of the Nominating and Corporate Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace rules.

Duties of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board of Directors, and the Nominating and Corporate Governance Committee has adopted procedures addressing the foregoing.

Procedures for Considering Nominations Made by Stockholders. The Nominating and Corporate Governance Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. These guidelines provide that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The Nominating and Corporate Governance Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;
•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by LifeCell, for honesty and ethical conduct;
•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and
•
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The Nominating and Corporate Governance Committee’s charter provides that there will be no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;
•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and
•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (“Section 16(a)”) requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely on a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 2005, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis, with the exception of the following: William Barnhart, the former Vice President of Operations of the Company, filed a Form 4 on January 12, 2005 (due on January 11, 2005) reporting an exercise of stock options on January 7, 2005; Paul Thomas, President and Chief Executive Officer of the Company, filed a Form 4 on April 29, 2005 (due on April 28, 2005) reporting an exercise of 40,000 options and disposition of 40,000 shares made on April 26, 2005 and filed a Form 4 on May 13, 2005 (due on May 12, 2005) reporting an exercise of 48,338 options and disposition of 48,338 shares on May 10, 2005; and Martin Sutter, a director of the Company, filed a Form 4 on May 31, 2005 (due on May 26, 2005) reporting an exercise of 2,400 options on May 24, 2005.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our Common Stock voting in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL 1.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE EQUITY COMPENSATION PLAN TO PERMIT DISCRETIONARY GRANTS OF OPTIONS AND OTHER AWARDS TO OUTSIDE DIRECTORS

Overview

On May 15, 2006, the Board of Directors voted to amend and restate the Company’s existing Equity Compensation Plan (the “Equity Compensation Plan”), subject to and effective upon the approval of our stockholders, to permit discretionary grants of stock options and other awards to non-employee directors of LifeCell. The Equity Compensation Plan permits the grant of stock purchase rights, stock-settled stock appreciation rights and restricted and unrestricted stock awards.

The Equity Compensation Plan currently provides for the automatic grant to a non-employee director of nonstatutory stock options to purchase 25,000 shares of Common Stock upon his or her initial election or appointment to the Board. In addition, the Equity Compensation Plan provides that each non-employee director will receive a nonstatutory stock option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided that he or she has not received an initial grant of options in the same year. Non-employee directors are not currently permitted to receive grants of stock purchase rights, stock-settled stock appreciation rights and restricted and unrestricted stock awards under the Equity Compensation Plan.

In lieu of the automatic grants of nonstatutory stock options to non-employee directors of LifeCell, if the amendment is approved by our stockholders, each non-employee director may be granted nonstatutory stock options or any of the other types of awards available under the Equity Compensation Plan in amounts, subject to certain limitations discussed below, determined by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Compensation Committee will retain authority to grant stock options and other awards under the Equity Compensation Plan to officers, employees and other service providers (other than non-employee directors).

Stock options granted to non-employee directors under the Equity Compensation Plan prior to this amendment will remain outstanding and will be unaffected by this amendment.

The Board believes that the amended and restated Equity Compensation Plan will advance our interests by enhancing our ability to attract and retain members of the Board of Directors who are in a position to make significant contributions to our success and reward such directors for these contributions. A copy of the Equity Compensation Plan, as amended and restated, is attached as Annex C. The description of the amended and restated Equity Compensation Plan contained herein is qualified in its entirety by the full text of the Equity Compensation Plan.

Awards that may be Granted to Outside Directors

If approved, the amended and restated Equity Compensation Plan will authorize the Nominating Committee to grant Nonstatutory Stock Options (“Options”), Stock Purchase Rights, Stock Appreciation Rights (“SARs” and together with Stock Purchase Rights, “Rights”), and Restricted and Unrestricted Stock Awards (“Awards”) to non-employee directors.

Annual Limit on Grants. Under the Equity Compensation Plan, no employee, director or consultant may receive grants of Options or SARs during any calendar year relating to more than 600,000 shares of Common Stock.

Shares Subject to the Equity Compensation Plan. The aggregate number of shares of Common Stock authorized for issuance under the Equity Compensation Plan is 5,396,416. As of May 12, 2006, there were 1,972,041 shares of Common Stock remaining that are available for future grants under the Equity Compensation Plan.

Terms and Conditions of Options. The exercise price of Options granted to non-employee directors will be equal to the fair market value per share of Common Stock on the date of grant, as determined by the Nominating Committee. If, on the date of grant, the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value shall generally be the closing sale price for the last trading day before the date of grant. If no such prices are available, the fair market value shall be determined in good faith by the Nominating Committee. On May 12, 2006, the closing sale price of a share of Common Stock on the Nasdaq National Market was $28.05.

No Option may be exercisable for more than ten years from the date of grant. Options issued under the Equity Compensation Plan will be exercisable at such time or times as the Nominating Committee prescribes at the time of grant. Generally, the Option price may be paid (a) in cash or by certified check, (b) through delivery of shares of Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The Nominating Committee is also authorized to establish a cashless exercise program.

No Option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an Option may be exercised only by the recipient. Unless otherwise provided by the Nominating Committee, Options granted to a non-employee director will be exercisable for three months following the date that the director ceases to be a member of the Board (twelve months if he or she ceases to be a member of the Board due to death or disability).

Stock Purchase Rights. Stock Purchase Rights may be granted by the Nominating Committee either alone, or in tandem with, Options. A Stock Purchase Right allows a recipient to exercise an Option before it would otherwise become exercisable, provided that LifeCell will have the right to repurchase the shares of Common Stock acquired upon exercise of the Stock Purchase Right in the event that the recipient separates from service before the Option would have become exercisable had the Stock Purchase Right not been exercised. Upon exercise of a Stock Purchase Right, the purchaser will have all of the rights of a stockholder with respect to the shares of Common Stock acquired thereby.

Stock Awards. The Nominating Committee may also grant a Restricted or Unrestricted Stock Award to a non-employee director. Under a Restricted Stock Award, shares of Common Stock that are the subject of the Award are generally subject to forfeiture to the extent that the recipient terminates service with LifeCell prior to the Award having vested or if performance goals established by the Nominating Committee as a condition of vesting are not achieved. Shares of Common Stock subject to a Restricted Stock Award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the Award unless and until the applicable restrictions lapse. Unless otherwise determined by the Nominating Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted Stock Awards are grants of shares of Common Stock that are not subject to forfeiture.

Stock Appreciation Rights. A SAR may be granted by the Nominating Committee either alone, or in tandem with, other Options, Rights or Awards under the Equity Compensation Plan. A SAR will relate to such number of shares of Common Stock as the Nominating Committee determines. Each SAR will have an exercise period determined by the Nominating Committee not to exceed ten years from the date of grant. Upon exercise of a SAR, the holder will receive a number of shares of Common Stock equal to (i) the number of shares for which the SAR is exercised times the appreciation in the fair market value of a share of Common Stock between the date the SAR was granted and it’s date of exercise; divided by (ii) the fair market value of a share of Common Stock on the date that the SAR is exercised.

Effect of Certain Corporate Transactions. In the event that LifeCell merges or consolidates with another corporation, or if LifeCell liquidates or sells substantially all of its assets, or if a person or entity or a group of persons and/or entities acting in concert becomes the beneficial owner of more than 50% of LifeCell’s outstanding securities, then each holder of an Option or Right will be entitled, upon exercise of such Option or Right, to receive, in lieu of shares of Common Stock, the securities or other property to which the holder would have been entitled if such Option or Right had been exercised immediately prior to such event. However, the Board may waive any restrictions applicable to Options or Rights so that they may be exercised prior to such an event and cancel such Options or Rights. Subject to such terms and conditions as the Nominating Committee may impose, all vesting periods and other conditions applicable to an Award will be deemed to have been satisfied as a result of such an event.

Amendment, Termination. The Equity Compensation Plan may be amended or terminated at any time by the Board, except that no amendment may be made without stockholder approval if such approval is required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable law, and no amendment or revision may alter or impair an outstanding Option, Right or Award without the consent of the holder thereof.

Federal Income Tax Consequences

Following is a summary of the federal income tax consequences of Option and other grants under the Equity Compensation Plan. Optionees and recipients of other Rights and Awards granted under the Equity Compensation Plan are advised to consult their personal tax advisors before exercising an Option, Right or Award or disposing of any stock received pursuant to the exercise of an Option, Right or Award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and do not address state, local or other tax laws.

Treatment of Options

No income will be recognized to the optionee at the time of the grant of the Options under the Equity Compensation Plan, nor will LifeCell be entitled to a tax deduction at that time. Generally, upon exercise of an Option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. LifeCell will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. LifeCell will be required to satisfy any applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Nonstatutory Stock Option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or LifeCell upon the grant of shares that are the subject of a Restricted Stock Award (“Restricted Shares”) or that are received, subject to restrictions, upon exercise of a Stock Purchase Right. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and LifeCell generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares, and LifeCell generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an Unrestricted Stock Award will recognize ordinary income, and LifeCell generally will be entitled to a corresponding deduction, equal to the fair market value of the Common Stock at the time the Award is made.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will LifeCell be entitled to a deduction at that time. Upon exercise of the SAR, the holder will recognize ordinary income, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value of the Common Stock at that time.

Tax Withholding

LifeCell, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an Award of shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

Equity Grants

Except for grants of Options and Restricted Stock Awards to be made to non-employee directors during 2006, the grant of Options, Rights and Awards under the Equity Compensation Plan is discretionary, and LifeCell cannot presently determine the number or type of Options, Rights or other Awards to be granted in the future to any particular person or group. As indicated under “Executive Officers and Compensation - Compensation of Directors,” the Nominating and Corporate Governance Committee has determined to provide for an initial grant of options to purchase 15,000 shares of Common Stock to a newly elected director during 2006 and non-employee directors will receive a restricted stock award of 3,500 shares of Common Stock on the date of the 2006 Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee has determined that those options and restricted stock awards granted to non-employee directors will generally become exercisable or vest, as the case may be, in equal installments over a three-year period commencing on the first anniversary of the date of grant.

Equity Compensation Plan Information

The following tables give information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under its Equity Compensation Plan as of December 31, 2005. The Equity Compensation Plan was our only equity compensation plan in existence as of December 31, 2005.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders	2,257,238	$6.71	2,353,743

Equity Compensation Plans Not Approved by Shareholders	10,000	$4.00	0
Total	2,267,238	$6.70	2,353,743

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our Common Stock is present and voting, either in person or by proxy, is required for approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EQUITY COMPENSATION PLAN.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2006

The Audit Committee has reappointed PricewaterhouseCoopers LLP as independent registered public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2006, and has further directed that management submit the selection of independent registered public accountants for ratification by the Company’s stockholders at the Annual Meeting of Stockholders. Stockholder ratification of the selection of PricewaterhouseCoopers LLP is not required by the Company’s by-laws or otherwise. However, the Company is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes present and entitled to vote at the meeting at which a quorum representing a majority of all outstanding shares of our Common Stock is present and voting, either in person or by proxy, is required for approval of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2006.

PROPOSALS FOR NEXT ANNUAL MEETING

SEC regulations permit stockholders to submit proposals for consideration at annual meetings of stockholders. Any such proposals for the Company’s Annual Meeting of Stockholders to be held in 2007 must be submitted to the Company on or before January 22, 2007, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. Stockholder proposals submitted outside the SEC proxy rule requirements must be received by the Company’s Secretary in a timely fashion. To be timely, such notice and information regarding the proposal and the stockholder must be delivered to or mailed and received by the Company’s Secretary at the Company’s principal executive offices, One Millennium Way, Branchburg, New Jersey 08876, not less than 60 days nor more than 90 days prior to the first anniversary of the annual meeting of stockholders for the previous year; provided, however, that in the event that no annual meeting was held in the immediately preceding year or the date of such annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, a timely notice by the stockholder must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first publicly announced.

COMMUNICATIONS WITH STOCKHOLDERS

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o One Millennium Way, Branchburg, New Jersey 08876. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting of Stockholders, to be presented at the meeting, or any adjournment thereof, for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2005 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Steven T. Sobieski, Secretary, LifeCell Corporation, One Millennium Way, Branchburg, New Jersey 08876.

By Order of the Board of Directors

/s/ Steven T. Sobieski
Steven T. Sobieski, Secretary

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2005, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

ANNEX A

LIFECELL CORPORATION

AUDIT COMMITTEE CHARTER

I.	STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors (the "Board") of LifeCell Corporation (“LifeCell”) in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of LifeCell and its subsidiaries (collectively, the "Company"), the Company's system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company's Board of Directors, outside auditors and senior management. The Audit Committee's primary responsibilities and duties are:

☐  Serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system.

☐  Review and appraise the audit efforts of the Company's independent accountants.

☐  Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues.

☐  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall consist of at least three "independent" Directors of LifeCell and shall serve at the pleasure of the Board. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market or such other securities exchange or market on which LifeCell’s securities are traded and (d) except as permitted by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which LifeCell’s securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

LifeCell shall use its best efforts to ensure that at least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which LifeCell’s securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement.

The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III.	MEETINGS AND MINUTES

The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

IV.	RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

The Audit Committee shall oversee and monitor the Company's accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company's financial statements and review and evaluate the performance of the Company's outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's certificate of incorporation, the Company's bylaws or the Board.

1.
The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

2.
The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

3.
The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services"); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act (“prohibited services”). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s outside auditing firm.

4.
The Audit Committee shall obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

5.
The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the Company's financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

6.
The Audit Committee shall meet with the outside auditors and management to review the Company's quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company's management, including management's letters and schedules of unadjusted differences.

7.
Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

8.
The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

9.
The Audit Committee shall consider and review with management: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

10.
The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

11.	The Audit Committee shall prepare a letter for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

12.
The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

13.
The Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Sarbanes-Oxley Act of 2002 (the "Act").

14.
In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

15.
Review the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items to be communicated by the independent auditors in accordance with AICPA SAS 61.

16.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

17.	The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

18.	Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

19.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

20.	Review and approve all related party transactions.

21.
Review and update periodically a Code of Ethics (the “Code”) that complies with all applicable laws and regulations and that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

22.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

23.
The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

24.	The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

As amended effective May 15, 2006

ANNEX B

LIFECELL CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. STATEMENT OF PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of LifeCell Corporation (the “Company”) is:

•	identifying qualified individuals for membership on the Board;

•	recommending to the board the director nominees for election at the next annual meeting of stockholders;

•	making recommendations to the Board regarding the size and composition of the Board and its committees;

•	monitoring the effectiveness of the Board; and

•
developing and implementing our corporate governance policies, including the implementation of the Company’s principles of corporate governance attached as Exhibit A (the “Principles of Corporate Governance”).

II. COMPOSITION OF THE COMMITTEE

The Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

•
members shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company, unless the Board determines that an exemption to such qualification is available under applicable rules; and

•	members shall be appointed and may be removed by the Board.

III. RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

The Committee shall:

•	establish general criteria for identifying and selecting individuals who may be nominated for election to the Board, which criteria shall

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	include, without limitation, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board;

•	annually review the size, composition and needs of the Board of Directors and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of stockholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of stockholders;

•	consider director candidates submitted by stockholders, in accordance with guidelines developed by the Committee;

•	recommend to the Board changes in the compensation and benefits paid to outside directors for their service as a member of the Board and committees of the Board;

•	annually review the Committee charter and recommend to the Board any changes it deems necessary or desirable; and

•	review and assess the adequacy of the Company’s corporate governance policies, including the implementation of the Principles of Corporate Governance.

IV. MEETINGS OF THE COMMITTEE

The Committee shall meet as often as necessary to carry out its responsibilities, but not less than twice each year. A majority of the members of the Committee shall constitute a quorum.

V. ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the authority to do the following, in its discretion, to the extent it deems appropriate in carrying out its duties under this Charter and the Principles of Corporate Governance:

•	delegate any of its responsibilities to a subcommittee or subcommittees; and

•	retain outside counsel and other advisors.

As amended effective May 15, 2006

EXHIBIT A

Principles of Corporate Governance
Adopted by the Board of Directors

Purpose and Nature of Principles

These principles have been adopted by Board resolution as a definitive statement of the elements of governance by which the Board will manage its affairs. These principles will be reviewed and modified by the Board as needed on recommendation of the Nominating and Corporate Governance Committee.

1.
Responsibilities of the Board. The Directors’ most basic responsibility is to exercise their business judgment to act in a manner that they reasonably believe is in the best interest of the Company and its shareholders, and, in discharging this obligation, may rely on members of LifeCell’s management and on the Company’s outside advisors and auditors. Directors must fulfill their responsibilities consistent with their fiduciary duties to the Company’s shareholders and in compliance with all applicable laws and regulations. Each Director must also comply with all of the Company’s policies, including its Code of Ethics.

2.
Functions of the Board. The Board has four scheduled meetings a year at which it reviews and discusses reports by management on the financial, as well as operating, performance of the company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board also performs a number of specific functions including:

a.	selecting and evaluating the CEO and overseeing CEO succession planning;

b.	providing counsel and oversight on the selection, evaluation, development and compensation of the senior management team based on the recommendations of the Compensation Committee;

c.	reviewing, monitoring and, where appropriate, approving fundamental financial and business strategies and major corporate actions;

d.	reviewing and approving the Company’s budget;

e.	assessing major risks facing the company and reviewing options for their mitigation; and

f.
ensuring processes are in place for maintaining the integrity of the Company, the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

3.	Board Size. It is the policy of the Company that the number of Directors not exceed or be less than a number that can function efficiently as a body.

4.
Director Independence. It is the policy of the Company that the Board consists of a majority of independent Directors. The Nominating and Corporate Governance Committee of the Board shall determine director independence utilizing the definition of director independence established by NASDAQ.

5.
Committees. It is the general policy of the Company that the Board as a whole considers all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly owned company. Currently these committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee recommends the members and chairs of these committees to the Board.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are made up of only independent Directors as required by NASDAQ.

6.
Board and Committee Self Evaluation. Annually, the Board and the committees of the Board shall discuss the performance of the Board and the committees during the year, focusing on the successes, as well as areas in which improvements would be beneficial to the performance of the Board.

7.	Director Education. Each director is expected to participate in one or more director education programs regarding directors’ legal duties and responsibilities over each two-year period of service.

8.
Board Compensation. The Nominating and Corporate Governance Committee is responsible for recommending to the Board changes in the compensation and benefits paid to Directors for their service as a member of the Board and committees of the Board. Compensation for non-employee Directors should be competitive and fairly pay Directors for work required of Directors of a company of LifeCell’s size and complexity. In addition, Director compensation should include equity-based compensation in order to align Directors’ interests with the long-term interests of stockholders. The Nominating and Corporate Governance Committee will periodically review the level and form of the Company’s Director compensation, including how such compensation relates to the Director Compensation of companies of comparable size, industry and complexity. Changes to Director compensation will be proposed to the full Board for approval.

A Director who is also an employee of the Company shall not receive additional compensation for such service as a Director.

9.
Presiding Director. On an annual basis, the non-employee Directors will select a non-employee member of the Board to serve as Presiding Director. The Presiding Director will chair executive sessions of the Board when the non-employee Directors meet without the Chairman and Chief Executive Officer and other inside Directors present. The Presiding Director will perform such other functions as the Board may direct, including, acting as an intermediary between the non-employee Directors and management when special circumstances exist or communication out of the ordinary course is necessary, participating in the performance evaluation of the Chief Executive Officer and reviewing the schedule of Board and Committee meetings and the agendas for Board meetings.

10.
Board Meetings. Directors are expected to attend Board meetings and meetings of the Committees on which they serve, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Meetings should include presentations by management and, when appropriate, outside advisors or consultants, as well as sufficient time for full and open discussion. In addition to regularly scheduled Board meetings, the Audit Committee shall meet at least four times per year, the Compensation and Stock Option Committee shall meet at least one time per year, and the Nominating and Corporate Governance Committee shall meet at least two times per year.

11.
Written Materials. Written materials that are important to the Board’s understanding of the agenda items to be discussed at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors the opportunity to prepare. Directors are expected to review these materials thoroughly in advance of the meeting.

12.
Agenda for Board Meetings. The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review, discussion and decision-making. The Presiding Director will have the opportunity to review the agenda for each Board meeting in advance of the meeting and may request changes, as he or she deems appropriate in order to ensure that the interests and requirements of the non-employee Directors are appropriately addressed. Any Director may request that an item be included on any meeting agenda.

13.
Executive Sessions of Non-Employee Directors. The non-employee Directors will meet in regular executive sessions without any members of management present at least two times each year. The Presiding Director will chair these executive sessions.

14.
Conflicts of Interest. Every employee and Director has a duty to avoid business, financial or other direct or indirect interests or relationships which conflict with the interests of the Company or which may affect his or her loyalty to the Company. Each Director must deal at arm’s length with the Company and should disclose to the Chairman or Presiding Director any conflict or any appearance of a conflict of interest. Any activity which even appears to present such a conflict must be avoided or terminated, unless after appropriate disclosure and discussion, it is determined that the activity is not harmful to the Company or otherwise improper.

15.
Other Company Directorships. The Board recommends that, except in unusual circumstances, if a Director is employed full-time by a public company, such Director limit the number of boards on which he or she sits to the boards of two other public companies (in addition to LifeCell’s Board and that of his or her employer). If the Director is not employed full-time by a public company, the Board recommends that, except in unusual circumstances, he or she sit on the boards of no more than four other public companies (in addition to LifeCell’s Board). The Nominating and Corporate Governance Committee shall review on a case-by-case basis situations concerning significant involvement by a Director in non-profit or charitable organizations.

16.
Change in Director Occupation. When a Director’s principal occupation or business association changes substantially during his or her tenure as a Director, that Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

17.
Director Retirement. Directors are required to retire from the Board when they reach the age of 75; provided, that the Nominating and Corporate Governance Committee shall be allowed to review on a case-by-case basis situation where such retirement date may be extended out for an additional one year period.

18.
Term Limits. The Board does not endorse arbitrary term limits on Directors’ service, nor does it believe in automatic annual renomination until they reach the mandatory retirement age. The Board self-evaluation process is an important determinant for continuing service.

19.
Assessment of Chairman/CEO Performance. The Nominating and Corporate Governance Committee shall develop and implement an annual process for evaluating Chairman/CEO performance. Such evaluation shall include measurable performance objectives established by the Chairman/CEO and approved by the Nominating and Corporate Governance Committee, a written self-assessment by the Chairman/CEO evaluating the extent to which he/she has achieved such objectives, a review of such self-assessment with the Nominating and Corporate Governance Committee and with the full Board in executive session. The annual Chairman/CEO performance assessment process shall be timed to allow the outcomes from such process to serve as the basis for the recommendation of the Compensation and Stock Option Committee on compensation for the Chairman/CEO.

20.
Succession Planning/Management Development Review. The Board shall oversee the senior management development and succession planning process in order to ensure that the process is rigorous and effective. In furtherance of this objective, the Nominating and Corporate Governance Committee will focus upon succession planning for the Chairman/CEO and the Chairman/CEO will annually conduct a review of the Senior Management Team (the “SMT”) with the Nominating and Corporate Governance Committee. This review will be shared with the full Board in connection with its broader oversight responsibilities.

21.
Communication with Stakeholders. The Chairman and CEO are responsible for establishing effective communications with the Company’s stakeholder groups, i.e., shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners.

It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with shareholders, but it is suggested that in the majority of circumstances, any such meetings be held with management present.

ANNEX C

LIFECELL CORPORATION

EQUITY COMPENSATION PLAN

1.    Purposes of the Plan. This LifeCell Corporation Equity Compensation Plan (the “Plan”) results from the merger of the LifeCell Corporation Year 2000 Stock Option Plan (the “2000 Plan”) and the LifeCell Corporation 2003 Non-Employee Director Stock Option Plan (the “Director Plan” and together with the 2000 Plan, the “Prior Plans”) and the amendment and restatement of the Prior Plans in the form of this Plan, which shall be the successor of the Prior Plans. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. Stock Purchase Rights, Stock Awards, Unrestricted Share Awards and Stock Appreciation Rights may also be granted under the Plan.

2.    Definitions. As used herein, the following definitions shall apply:

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or the grant of Unrestricted Shares.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $.001 per share, of the Company.

“Company” means LifeCell Corporation, a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

“Director” means a member of the Board.

“Employee” means any person, including officers and Directors (other than Non-Employee Directors), serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)   if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)   if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Committee.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Non-Employee Director” means a Director who is not an Employee.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Purchase Right grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

“Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” shall mean any Service Provider who holds an Option, a Stock Purchase Right, Restricted Stock, a Stock Award, Unrestricted Shares or Stock Appreciation Rights granted or issued pursuant to the Plan.

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

“Restricted Stock Purchase Agreement” means a written agreement between the Company and an Optionee evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Restricted Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Appreciation Right” means a right awarded pursuant to Section 14 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 12 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Committee, providing the terms and conditions of a Stock Award.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

“Subsidiary” means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.    Stock Subject to the Plan. The maximum aggregate number of Shares that may be issued under the Plan is 4,250,000 Shares, inclusive of any Shares issued under the Prior Plans. The total number of Shares with respect to which Incentive Stock Options may be granted shall be 4,250,000, inclusive of any Shares with respect to which Incentive Stock Options were granted under the Prior Plans. The maximum number of Shares subject to Options and Stock Appreciation Rights which may be issued to any Participant under this Plan and/or the Prior Plans during any calendar year is 600,000 Shares. The class and aggregate number of Shares referred to in this paragraph shall be subject to adjustment in accordance with Section 16(a) of the Plan.

The Shares may be authorized but unissued, or reacquired, shares of Common Stock. If an Option, Stock Purchase Right or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan. All Options granted under a Prior Plan shall continue in effect in accordance with the terms of the option grant agreements entered into under such Prior Plan and the terms of this Plan. The terms of this Plan shall supercede the Prior Plans; provided, however, that to the extent that any terms of this Plan are considered to be a “modification” of an Incentive Stock Option granted under the 2000 Plan for purposes of Section 424(h) of the Code, the terms of the 2000 Plan shall control.

4.    Administration of the Plan.

(a)    Appointment of Committee. The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Code. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Notwithstanding the foregoing, for purposes of making any determinations with respect to grants of Awards to Non-Employee Directors, the “Committee” shall be deemed to refer to the Nominating and Corporate Governance Committee of the Board.

(b)    Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)   to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards, Unrestricted Shares and Stock Appreciation Rights may be granted hereunder;

(iii)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)   to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Restricted Stock Purchase Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Appreciation Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi)   to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)          to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)         to modify or amend each Award (subject to Section 19 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options, Stock Appreciation Rights and/or Stock Purchase Rights longer than is otherwise provided for in the Plan and to accelerate the time at which any outstanding Option, Stock Purchase Right or Stock Appreciation Right may be exercised;

(ix)           to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option, Stock Appreciation Rights or Stock Purchase Rights that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Committee in its discretion;

(x)    to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Committee; and

(xi)   to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Committee's Decision. The Committee's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. Neither the Board nor the Committee, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.    Eligibility.

(a)    General. Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

(b)    Non-Employee Director Option Grants.

(i)    Each Non-Employee Director shall be granted, on the date of his initial election to the Board by shareholders or initial appointment by the Board, a Nonstatutory Stock Option to purchase 25,000 Shares at a per share option price (the “Option Price”) equal to the Fair Market Value of a share of Common Stock on such date.

(ii)   On the date of the Company’s annual meeting of stockholders, there shall be granted to each Non-Employee Director on the date of such annual meeting a Nonstatutory Stock Option to purchase 10,000 Shares at a per share Option Price equal to the Fair Market Value of a Share on such date; provided, however, that any Non-Employee Director who receives a grant of Nonstatutory Stock Options pursuant to Section 5(b)(i) shall not be entitled to receive a grant of Nonstatutory Stock Options pursuant to this Section 5(b)(ii) in the same calendar year.

(iii)   Notwithstanding the foregoing provisions of this Section 5(b), no Options shall be granted to a Non-Employee Director pursuant to this Section 5(b) on and after the Company’s annual meeting of stockholders occurring during 2006 (the “2006 Annual Meeting”). Options (and other Awards) may be granted to Non-Employee Directors on and after the 2006 Annual Meeting under Section 5(a) and other provisions of the Plan.

6.    Limitations.

(a)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under the Prior Plans and any other plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    None of the Plan, any Award or any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

7.    Term of the Plan. Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. Unless terminated earlier under Section 19 of the Plan, no Awards may be granted under the Plan after March 1, 2010.

8.    Term of Options. The term of each Option shall be stated in the applicable Option Agreement; provided, however, that, unless otherwise established by the Committee with respect to Non-Statutory Options granted to a Non-Employee Director on or after the 2006 Annual Meeting, each Nonstatutory Stock Option granted to a Non-Employee Director shall, subject to earlier termination in accordance with Section 10(b) hereof, be exercisable for a period of ten years from the date of grant. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.    Option Exercise Price; Exercisability.

(a)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:

(i)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    Except as provided by Section 5(b) with respect to the grant of Nonstatutory Stock Options to Non-Employee Directors, the per Share exercise price of a Nonstatutory Stock Option shall be determined by the Committee.

(b)    Exercise Period and Conditions. At the time that an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised; provided, however, that unless otherwise established by the Committee with respect to Non-Statutory Options granted to a Non-Employee Director on or after the 2006 Annual Meeting, each Nonstatutory Stock Option granted to a Non-Employee Director shall, subject to earlier termination in accordance with Section 10(b) hereof, be exercisable for a period of ten years from the date of grant.

10.   Exercise of Options; Consideration.

(a)    Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and, except as provided by the Plan with respect to Nonstatutory Stock Option granted to Non-Employee Directors, at such times and under such conditions as determined by the Committee and set forth in the Option Agreement, provided, however, that unless otherwise established by the Committee with respect to Non-Statutory Options granted to a Non-Employee Director on or after the 2006 Annual Meeting, each Nonstatutory Stock Option granted to a Non-Employee Director may be exercised in whole or in part at any time commencing one year after the date of grant thereof. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and Section 10(c) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.

(i)    Service Providers other than Non-Employee Directors. Except as may be otherwise expressly provided herein or in the Option agreement, Options of Participants other than Non-Employee Directors shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance of the employment or affiliation relationship between the Company and the Optionee for any reason, for or without cause, other than death. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. Unless the Optionee’s Option agreement specifically addresses the matter and expressly provides otherwise, after the severance of the employment or affiliation relationship between the Company and the Optionee, the Optionee shall have the right, at any time prior to the termination of the Option, to exercise the Option solely to the extent the Optionee was entitled to exercise it immediately prior to the date of such severance. In the event of the death of the holder of an Option while in the employ or affiliation of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or six months following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole (subject to the provisions of Paragraph 8 hereof, but without regard to any limitation set forth in or imposed pursuant to Paragraph 9 hereof) or in part. An employment or affiliation relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by or affiliated with the Company, by any Parent or Subsidiary, by a corporation issuing or assuming a common stock option in a transaction to which Section 424(a) of the Code, applies, or by a Parent or Subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase “corporation issuing or assuming a stock option” shall be substituted for the word “Company” in the definitions of Parent and Subsidiary specified in Section 2 of this Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

(ii)   Non-Employee Directors. Except as may be otherwise expressly provided in this Plan or by the Committee, each Nonstatutory Stock Option of a Non-Employee Director, to the extent it shall not have been exercised previously, shall terminate on the earlier of the following:

(A)    On the last day of the three-month period commencing on the date on which the Non-Employee Director ceases to be a member of the Board for any reason other than death or permanent disability (as defined below), during which period the Non-Employee Director shall be entitled to exercise all Nonstatutory Stock Options held by the Non-Employee Director on the date on which the Non-Employee Director ceased to be a member of the Board which could have been exercised on such date. As used in this section, “permanent disability” means a physical or mental infirmity which impairs the Non-Employee Director’s ability to perform substantially his or her duties; or

(B)    On the last day of the twelve-month period commencing either on the date of the Non-Employee Director’s death while serving as a member of the Board, or on the date of termination as a member of the Board due to permanent disability, during which period the Non-Employee Director, the executor or administrator of the Non-Employee Director’s estate or the person or persons to whom the Non-Employee Director’s Nonstatutory Stock Option shall have been transferred by will or the laws of descent or distribution, as the case may be, shall be entitled to exercise all Nonstatutory Stock Options in respect of the number of Shares that the Non-Employee Director would have been entitled to purchase had the Non-Employee Director exercised such Nonstatutory Stock Options either on the date of his death, or the date of termination as a member of the Board due to permanent disability.

(c)    Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)   check;

(iii)   other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v)    any combination of the foregoing methods of payment; or

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.   Stock Purchase Rights.

(a)    Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Committee, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Committee.

(b)    Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee.

(c)    Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

(d)    Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

12.   Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to a Service Provider subject to such terms and conditions as the Committee sets forth in a Stock Award Agreement evidencing such grant. The grant of Stock Awards shall be subject to the following provisions:

(a)    At the time a Stock Award is made, the Committee shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Stock Award Shares.

(b)    The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)    Unless otherwise provided by the Committee, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

(d)    Unless otherwise provided by the Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee terminates employment or his consultancy arrangement with the Company or its subsidiaries for any reason prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

13.   Unrestricted Shares. The Committee may grant Unrestricted Shares in accordance with the following provisions:

(a)    The Committee may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

(b)    The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

14.   Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Committee either alone, in addition to, or in tandem with other Awards granted under the Plan. Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:

(a)    Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Committee.

(b)    The Award Date (i.e., the date of grant) of a Stock Appreciation Right shall be the date specified by the Committee, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted. The Award Date of a Stock Appreciation Right shall not be prior to the date on which the recipient commences providing services as a Service Provider. The term of each Stock Appreciation Right shall be determined by the Committee, but shall not exceed ten years from the date of grant. Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Committee. Unless otherwise specified by the Committee, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

(c)    A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Committee. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof.

(d)    A Stock Appreciation Right shall be exercisable for Shares only. The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing:

(A)    the number of Shares for which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the "appreciation per Share" shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by

(B)    the Fair Market Value of a Share on the exercise date.

15.   Non-Transferability. Unless determined otherwise by the Committee, an Option, Stock Purchase Right or Stock Appreciation Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Option, Stock Purchase Right or Stock Appreciation Right transferable, such Option, Stock Purchase Right or Stock Appreciation Right shall contain such additional terms and conditions as the Committee deems appropriate. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.

16.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Appreciation Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, Stock Appreciation Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Appreciation Right, Restricted Stock Purchase Agreement or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b)    Corporate Transactions. If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets, or if any “person” (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities (each such event a “Corporate Transaction Event”) then (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option, Stock Purchase Right or Stock Appreciation Right shall be entitled, upon exercise of such Option, Stock Purchase Right or Stock Appreciation Right to receive, in lieu of Shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, such holder had been the holder of record of a number of Shares of Common Stock equal to the number of shares as to which such Option, Stock Purchase Right and Stock Appreciation Right may be exercised; (ii) the Board may waive any limitations set forth in or imposed pursuant hereto so that all Options, Stock Purchase Rights and Stock Appreciation Rights from and after a date prior to the effective date of such Corporate Transaction Event, as specified by the Board, shall be exercisable in full; and (iii) all outstanding Options, Stock Purchase Rights and Stock Appreciation Rights may be canceled by the Board as of the effective date of any such Corporate Transaction Event.

In the event of a Corporate Transaction Event, then, absent a provision to the contrary in any particular Restricted Stock Purchase Agreement or Stock Award (in which case the terms of such Restricted Stock Purchase Agreement or Stock Award shall supercede each of the provisions of this paragraph which are inconsistent with such Restricted Stock Purchase Agreement or Stock Award), each outstanding Restricted Stock Purchase Agreement and Stock Award shall be assumed or an equivalent agreement or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Committee determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent agreement or award for each outstanding Restricted Stock Purchase Agreement and Stock Award, all vesting periods and conditions under Restricted Stock Purchase Agreements and Stock Awards shall be deemed to have been satisfied.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock then subject to outstanding Options, Stock Purchase Rights and Stock Appreciation Rights.

17.   Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

18.   Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Appreciation Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Committee makes the determination granting such Option, Stock Purchase Right, Stock Appreciation Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

19.   Amendment and Termination of the Plan. The Board may modify, revise or terminate this Plan at any time and from time to time, subject to the approval of the Company’s stockholders to the extent required by Applicable Laws; provided, however, that no such modification, revision, or termination of the Plan may impair the rights of any Participant without the Participant’s written consent. All Awards granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Awards outstanding under this Plan at the time of such amendment, modification or revision.

20.   Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Purchase Right or Stock Appreciation Right unless such grant or the exercise of such Option, Stock Purchase Right or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Purchase Right or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option, Stock Purchase Right or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)    Additional Conditions. The Committee shall have the authority to condition the grant of any Award or rights under any Restricted Stock Purchase Agreement in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute non-compete, non-solicitation and non-disclosure covenants.

(d)    Trading Policy Restrictions. Option, Stock Purchase Right and Stock Appreciation Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Committee.

21.   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.   Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.   Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option, Stock Purchase Right or Stock Appreciation Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 23 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 23.

24.   Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

25.   Arbitration of Disputes. Any controversy arising out of or relating to this Plan or an Option or other Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

26.   Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

PROXY
LIFECELL CORPORATION
THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2006

The stockholder of LifeCell Corporation (the “Company”) whose signature appears on the reverse side hereof hereby appoints Paul G. Thomas and Steven T. Sobieski, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company to be held Thursday, June 29, 2006, at 9:00 a.m., at the Marriott Bridgewater, 700 Commons Way, Bridgewater, New Jersey, 08807, or any adjournment thereof.

The proposals set forth below are more fully described in the LifeCell Corporation Proxy Statement dated May 22, 2006 (the “Proxy Statement”).

1. ELECTION OF DIRECTORS:	☐	FOR all of the nominees listed below	☐ WITHHOLD AUTHORITY
		(except as indicated to the contrary below)	to vote for election of directors

NOMINEES (to be elected by the holders of Common Stock): Paul G. Thomas, Michael E. Cahr, David Fitzgerald, James G. Foster, Michael R. Minogue, Robert P. Roche, Jr. and Martin P. Sutter.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.  Proposal to approve an amendment to LifeCell’s existing Equity Compensation Plan to permit discretionary grants of options and other awards to outside directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy will be voted as directed. If not otherwise specified, this proxy will be voted FOR the election of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors and FOR the proposals as set forth in Item 2 and Item 3.

Dated:	, 2006

(Signature of Stockholder(s))
Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as it appears.
PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY